INCOME TAXES (Tables)	12 Months Ended
Dec. 31, 2021
INCOME TAXES
Schedule of deferred tax assets and liabilities

	December 31,
	2021	2020
Deferred tax assets:
Net operating loss carryforwards	$13,108,371	$9,134,447
Stock-based compensation	—	40,467
Deferred tax liabilities:
Depreciation timing differences	(5,103)	(5,103)
Unamortized debt issuance costs	—	(41,198)
Valuation allowance	(13,103,268)	(9,128,614)
Net deferred tax assets	$—	$—